UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2015

SITEL Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-172952 (Commission file number)	16-1556476 (IRS employer identification number)

3102 West End Avenue Two American Center, Suite 900 Nashville, Tennessee 37203 (Address of principal executive offices)		37203 (Zip Code)

(615) 301-7100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As previously disclosed, on July 10, 2015, SITEL Worldwide Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Groupe Acticall S.A. (“Purchaser”), Saturn Merger Sub Corporation, a wholly owned subsidiary of Purchaser (“Merger Sub”), and Onex American Holdings Subco LLC. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease and the Company will be the surviving corporation and an indirect wholly owned subsidiary of Purchaser. The consummation of the Merger is subject to certain customary conditions, including, among others, the expiration or termination of all applicable waiting periods and receipt of applicable antitrust approvals in the United States and certain non-U.S. jurisdictions and receipt of the necessary regulatory approvals.

On September 10, 2015, the Company announced that it has received regulatory approval from the European Union and from the Conselho Administrativo de Defesa Economica in Brazil, which comprise the two antitrust approvals required in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements
This report and the Company’s other public pronouncements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,”, “intends”, “expects,” “anticipates,”, “estimates”, “predicts”, “believes,” “estimates”, “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” or similar expressions and include the Company’s expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s current views and assumptions regarding future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results or events to differ from such statements include, but are not limited to:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement,

•	the risk that a closing condition to the proposed Merger may not be satisfied,

•	the ability of the Company to retain and hire key personnel and maintain relationship with customers and other business partners pending the consummation of the proposed Merger, and

•
other factors described in “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on February 18, 2015.

These forward-looking statements speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL Worldwide Corporation (Registrant)
By: /s/ David Beckman Name: David Beckman Title: Chief Legal Officer and Secretary

Date:	September 10, 2015

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